SIMPLIFY TARA INDIA OPPORTUNITIES ETF

IOPP

(a series of Simplify Exchange Traded Funds)

Supplement dated May 23, 2025, to the Prospectus

dated November 1, 2024

Effective immediately, the fee table and expense example in the Prospectus for the Simplify Tara India Opportunities ETF (the “Fund”) are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.04%
Total Annual Fund Operating Expenses	1.04%
Fee Waiver(2)	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver	0.74%

(1)	Other Expenses are re-estimated and restated for the Fund’s current fiscal year as of the date of this supplement and were previously estimated at 0.51%.
(2)	The Fund’s adviser has contractually agreed, until at least October 31, 2025, to waive its management fees to 0.70% of the Fund’s average daily net assets. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s fee waiver agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$76	$301	$545	$1,244

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This Supplement and the Prospectus and Statement of Additional Information (“SAI”) dated November 1, 2024, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (855) 722-8488.